UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2017

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

On June 28, 2017 Applied DNA Sciences, Inc. (“the Company,”), announced that it has entered into subscription agreements for a private placement of its Common Stock, par value $.001 per share, with a group of investors, including a strategic investor which is also a key customer and intellectual property licensee of the Company as well as all of the Company’s executive officers and all members of the Board of Directors (the “Investors”). The private placement is expected to close with respect to each investor by July 28, 2017. As a result of the private placement, the Company expects to issue and sell 1,025,574 shares of common stock at a price of $1.76 per share (the “Purchase Price”) for total expected gross proceeds of $1,805,000. The Purchase Price represents the greatest of (i) $1.00, (ii) the volume-weighted average closing price  at the end of each trading day of the Common Stock on the NASDAQ Capital Market for the period from June 21, 2017 through June 27, 2017) and (iii) the closing bid price of the Common Stock on the NASDAQ Capital Market on June 27, 2017.The issuance of the Common Stock will be exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(a)(2) of such Securities Act and Regulation D promulgated thereunder and such Common Stock will therefore be restricted. Each investor gave representations that he, she or it was an “accredited investor” (as defined under Rule 501 of Regulation D) and that he, she or it is purchasing such securities without a present view toward a distribution of the securities. In addition, there was no general solicitation conducted in connection with the offer and sale of the securities.

On June 28, 2017, the Company issued a press release announcing the Private Placement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information related to the press release furnished pursuant to this Item 1.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Subscription Agreement between investors and Applied DNA Sciences, Inc., dated June 28, 2017.
99.1	Press Release of Applied DNA Sciences, Inc. dated June 28, 2017 regarding the private placement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2017	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Subscription Agreement between investors and Applied DNA Sciences, Inc., dated June 28, 2017.
99.1	Press Release issued by Applied DNA Sciences, Inc. dated June 28, 2017 regarding the private placement.